Exhibit 23.3

Consent of Kirkpartick & Lockhart Preston Gates Ellis LLP

We hereby consent to the reference of our firm under the heading “Legal Matters” in this Registration Statement on Form S-3 of China Precision Steel, Inc.

March 26, 2007

/s/ Kirkpartick & Lockhart Preston Gates Ellis LLP